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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 6, 1997
                                                 ------------------------

                            Durco International Inc.
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             (Exact name of registrant as specified in its charter)

        New York                       0-325                  31-0267900
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    (State or Other              (Commission File            (IRS Employer
      Jurisdiction                    Number)           Identification Number)
   of Incorporation)

3100 Research Boulevard, Dayton, Ohio                            45420
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(Address of principal executive offices)                       (Zip Code)

                                 (937) 476-6100
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              (Registrant's telephone number, including area code)

                            The Duriron Company, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.     Other Events.

            Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Durco International Inc. and BW/IP, Inc. announcing the signing of a definitive agreement to merge the two companies.

Item 7 (c). Exhibits

     99.1 Press release dated May 6, 1997 announcing the signing of an agreement to merge Durco International Inc. and BW/IP, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DURCO INTERNATIONAL INC.
                             -----------------------------------
                                        (Registrant)

Date:  May 15, 1997           By:      /s/ Ronald F. Shuff
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                                                 (Signature)
                                       Name:     Ronald F. Shuff
                                       Title: Vice President, Secretary and
                                                General Counsel



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                                  EXHIBIT INDEX

Exhibit     Description                                              Page
-------     -----------                                              ----

Item 7(c).  Exhibits

            99.1  Press release dated May 6, 1997
                  announcing the signing of an agreement to merge Durco International Inc. and BW/IP,
                  Inc.